SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     November 5, 1997


              WNC HOUSING TAX CREDIT FUND VI, L.P.,  SERIES 5
             (Exact name of registrant as specified in its charter)


      California                   333-24111                       33-0745418
(State or other jurisdiction      (Commission                    (IRS Employer
 of incorporation)                File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)



wncnat6-10/001

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Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 5 ("Series 5") has acquired a Local Limited Partnership Interest in Chillicothe Plaza Apts., L.P., a Missouri limited partnership ("CHILLICOTHE" or the "Local Limited Partnership"). CHILLICOTHE owns the Chillicothe Plaza Apartments (the "Apartment Complex") in Chillicothe, Missouri.

         The following tables contain information concerning the Apartment Complex and the Local Limited Partnership identified herein:


                                                                                                               LOCAL
                                           ACTUAL OR                                                           LIMITED       YEAR
                                           ESTIMATED                                               PERMANENT   PARTNERSHIP'S CREDITS
               PROJECT                     CONSTRUC-     ESTIMATED                                 MORTGAGE    ANTICIPATED   TO BE
LOCAL          NAME AND                    TION          DEVELOPMENT COST  NUMBER OF      BASIC    LOAN        AGGREGATE     FIRST
LIMITED        NUMBER OF    LOCATION OF    COMPLETION    (INCLUDING        APARTMENT      MONTHLY  PRINCIPAL   TAX CREDITS   AVAIL-
PARTNERSHIP    BUILDINGS    PROPERTY       DATE          LAND COST)        UNITS          RENTS    AMOUNT      (1)           ABLE

CHILLICOTHE    Chillicothe  Chillicothe    June 1998     $1,900,000        24 2BR units   $300     $775,000    $1,554,760    1998
               Apartments   (Livingston                                     4 3BR units   $335     MHDC (2)
                            County), Missouri
               7 buildings



         (1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, SERIES 5 will receive only that percentage of the annual credit which corresponds to the number of months during which SERIES 5 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

         (2) Missouri Housing Development Commission ("MHDC") will provide the mortgage loan for a term of 35 years at an annual interest rate of 1%. Principal and interest will be payable monthly, based on a 35-year amortization schedule.

Chillicothe (CHILLICOTHE): Chillicothe (population 9,000) is the county seat of Livingston County, and is in north-central Missouri at the intersection of U.S. Highways 36 and 65, approximately 75 miles northeast of Kansas City. The major employers for Chillicothe residents are Hendrick Medical Center, Chillicothe School District, Donaldson Company (air filtering manufacturing), and Lambert Manufacturing (gloves/hats).



                                                                                   SHARING RATIOS:               ESTIMATED
                                                                                   ALLOCATIONS (4)  SERIES 5' s  ACQUISITION
                                                     LOCAL GENERAL                 AND              CAPITAL      FEES PAYABLE
LOCAL          LOCAL                                 PARTNER        SHARING        SALE OR          CONTRI-      TO FUND
LIMITED        GENERAL              PROPERTY         DEVELOPMENT    RATIOS:        REFINANCING      BUTION       MANAGER
PARTNERSHIP    PARTNER              MANAGER (1)      FEE (2)        CASH FLOW (3)  PROCEEDS  (5)    (6)
-------------- -------------------- ---------------- -------------- -------------- ---------------- ------------ ---------------

CHILLICOTHE    MBL Development, Co. The Remas        $231,000       WNC: Greater   98.99/.01/1      $981,049     $91,000
                                    Company                         of 15% or $500 50/50
                                    LGP: 40% of
                                    the balance
                                    The balance:
                                    50/50


(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 5 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 5,
(ii) WNC Housing, L.P., an Affiliate of the sponsor which is the special limited partner, and (iii) the Local General Partner.

(5) Reflects the percentage interests of (i) Series 5, and (ii) the Local General Partner, in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the following, in the order set forth: the capital contribution of Series 5; the capital contribution of the special limited partner; and the capital contribution of the Local General Partner.

(6) Series 5 will make its capital contribution to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.

Item 7.  Financial Statements and Exhibits

  a.       Financial Statements of Businesses Acquired.

           Inapplicable.

  b.       Proforma Financial Information

           Proforma Financial Information will be filed upon availability.

  c.       Exhibits

           10.1 Amended and Restated Agreement of Limited Partnership of Chillicothe Plaza Apts., L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: November 18, 1997          By:      WNC &  Associates, Inc.,
     ------------------                   General Partner

                                          By:      /s/ JOHN B. LESTER, JR.
                                                   John B. Lester, Jr.,
                                                   President

                                INDEX TO EXHIBITS


Exhibit
Number    Exhibit

10.1 Amended and Restated Agreement of Limited Partnership of Chillicothe Plaza Apts., L.P.